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                                EXHIBIT (10)(a)


                        CONSENT OF INDEPENDENT AUDITORS
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                        Consent of Independent Auditors



We consent to the reference to our firm under the caption "Independent Auditors" in the statement of additional information and to the use of our report dated April 13, 2001 with respect to the statutory-basis financial statements and schedules of Transamerica Occidental Life Insurance Company, included in Pre-Effective Amendment No. 1 to the Registration Statement (Form N-4 No. 333-43518) and related Prospectus of Dreyfus Access Advantage Variable Annuity.



                                                     Ernst & Young LLP

Des Moines, Iowa
April 24, 2001